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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 11, 2003

                           COMMISSION FILE NO. 0-16190

                        DEL TACO RESTAURANT PROPERTIES II
                       (A California limited partnership)
             (Exact name of registrant as specified in its charter)
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

                           CALIFORNIA                                         33-0064245
 (State or other jurisdiction of incorporation or organization)            (I.R.S. Employer
                                                                        Identification Number)
                    25521 COMMERCENTRE DRIVE
                    LAKE FOREST, CALIFORNIA                                    92630
            (Address of principal executive offices)                         (Zip Code)
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Registrant's telephone number, including area code: (949) 462-9300



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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 4.  Changes in Registrant's Certifying Accountant.

(a) Previous independent accountants

      On April 11, 2003, the Director and Executive Officers of the General Partner of Del Taco Restaurant Properties II (the "Partnership"), approved the dismissal of PricewaterhouseCoopers LLP ("PwC") as the Partnership's independent auditors effective as of April 11, 2003. This action followed the decision by the General Partner of the Partnership on April 11, 2003, to accept the Director and Executive Officer's recommendation to change the Partnership's auditors for the Partnership's fiscal year ending December 31, 2003, effective upon selection of an alternative accounting firm, and to delegate to the Director and Executive Officers the responsibility of selecting the Partnership's auditors for such period from the accounting firms recommended by the Director and Executive Officers to the General Partner. The Partnership is in the process of retaining new independent auditors and, in accordance with SEC rules, will file a Current Report on Form 8-k upon completion of the formal engagement of such new independent auditors.

      PwC's audit report on the Partnership's financial statements for the most recent fiscal year, which ended December 31, 2002, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. PwC was appointed as the Partnership's independent auditors effective July 31, 2002, replacing Arthur Andersen LLP ("Andersen") as its independent auditors. Andersen's audit report on the Partnership's financial statements for the year ended December 31, 2001, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. The Partnership has previously filed Form 8-K/A on July 31, 2002 disclosing the dismissal of Andersen as independent auditors and the appointment of PwC.

      During the Partnership's most recent fiscal year, which ended December 31, 2002, and the subsequent interim period through April 11, 2003:

      (1) there were no disagreements between the Partnership and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PwC's satisfaction, would have caused PwC to make reference to the subject matter of the disagreement in connection with its report; and

      (2) there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).



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Item  7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits:

            16 Letter dated April 16, 2003 from PricewaterhouseCoopers LLP to the Securities and Exchange Commission pursuant to Item 304(a)(3) of Regulation S-K.



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SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the partnership has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          DEL TACO RESTAURANT PROPERTIES II
                                          a California limited partnership

                                          Del Taco, Inc.
                                          General Partner

Date April 11, 2003                       Robert J. Terrano
     --------------                       ------------------------------
                                          Robert J. Terrano
                                          Executive Vice President and
                                          Chief Financial Officer

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                                 EXHIBIT INDEX
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Exhibit                         Description
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

16 Letter dated April 16, 2003 from PricewaterhouseCoopers LLP to the Securities and Exchange Commission pursuant to Item 304(a)(3) of Regulation S-K.
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